PENSIONS - Assumptions Used (Details) (Pensions)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Pensions
Weighted average assumptions used in calculating benefit obligation:
Discount rate	4.10%	4.70%
Rate of compensation increase	2.96%	2.52%
Weighted average assumptions used in calculating net periodic benefit cost:
Discount rate	4.10%	4.70%
Expected return on plan assets	6.75%	6.75%
Rate of compensation increase	2.52%	2.49%